SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2017

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 W. Broadway, Suite 400 Vancouver, BC	V6H 4B1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 736-3678

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into New Lease

On December 11, 2017, Achieve Life Sciences, Inc. (the “Company”) entered into a lease (the “New Lease”) with 520 Pike Street, Inc. (the “Landlord”), pursuant to which the Company will lease approximately 3,187 square feet located at Suite 2250 (the “premises”) at 520 Pike Tower, Seattle, Washington, 98101, commencing on March 1, 2018, or such later date on which Landlord delivers exclusive possession of the premises to the Company; and further provided, that if such delivery does not occur by May 1, 2018, Company has the right to terminate the agreement upon provision of notice. The initial term of the New Lease will expire at the end of the month on the third anniversary of the New Lease.

The Company’s monthly base rent for the premises will start at approximately $11,685 commencing on May 1, 2015 and will increase on an annual basis up to approximately $12,397. In addition, the Company will also be obligated to pay a security deposit to the Landlord of in the amount of $37,192 (subject to periodic reductions in the amount of $12,397 after each of the first and second anniversaries of the New Lease), which the Landlord may retain for base rent or other damages, in the event of the Company’s default under the New Lease.

The Company may not assign or sublet all or any portion of the premises without the consent of the Landlord, and the Landlord shall be entitled to 50% of any profit which the Company may receive above and beyond the rental price of the New Lease. Upon receipt of notice of the Company’s intent to assign or sublease any portion of the leased premises, the Landlord may terminate that portion of the premises within 30 days (and provided, that if such portion constitutes 50% or more of the total square footage of the premises, the Landlord may terminate the New Lease in its entirety).The foregoing description of the New Lease is a summary, is not complete, and is qualified in its entirety by the terms and conditions of the actual New Lease, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.

Date: December 15, 2017	/s/ John Bencich
John Bencich
Chief Financial Officer